UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2023 (April 28, 2023)

Cuentas, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

235 Lincoln Rd., Suite 210

Miami Beach, FL

(Address of principal executive offices)

33139

(Zip Code)

(800) 611-3622

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUEN	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock	CUENW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 28, 2023, Cuentas, Inc. (“Cuentas”) participated in the closing on the purchase of the property related to the previously executed Operating Agreement for Brooksville Development Partners, LLC (“Company”) dated April 13, 2023 which was entered into by Brooksville Development DE, LLC (the “Class A Member” with 30% Membership Interest), Cuentas Inc, (a “Class B Member” with 63% Membership Interest) and Brooksville FL Partners, LLC, (a “Class B Member” with 7% Membership Interest), collectively the “Members”.

The acquisition of the property was completed pursuant to an “ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT” between the previous owner, ARDEN OF BROOKSCVILLE, LLC and the new owner, BROOKSVILLE DEVELOPMENT PARTNERS, LLC

The Company paid a purchase price for the acquired property of $5.05 million with $2 million in cash which was previously deposited into escrow by Cuentas Inc. and a mortgage of $3.05 million from Republic Bank of Chicago.

All real and personal property owned by the Company shall be owned by the Company as an entity, and the Members nor Manager shall not have any ownership interest in such property. Except as otherwise provided in this Agreement, the Company shall hold all of its real and personal property in the name of the Company and not in the name of the Members.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Assignment and Assumption of PSA
10.2	Third Amendment to Brooksville PSA
10.3	Press Release distributed May 3, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Date: May 4, 2023	By:	/s/ Shalom Arik Maimon
Shalom Arik Maimon
Chief Executive Officer

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